The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP International Growth Portfolio
Equity Portfolio	SP International Value Portfolio
Flexible Managed Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
Government Income Portfolio	SP PIMCO Total Return Portfolio
High Yield Bond Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Natural Resources Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Small Capitalization Stock Portfolio	SP Balanced Asset Allocation Portfolio
Stock Index Portfolio	SP Conservative Asset Allocation Portfolio
Value Portfolio	SP Growth Asset Allocation Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
17	Principal Risks
23	Introduction to Past Performance
24	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
35	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
46	Past Performance: SP Asset Allocation Portfolios
50	Fees and Expenses of the Portfolios
52	Example

53	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
53	Investment Objectives & Policies

82	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
82	Additional Investments & Strategies

86	HOW THE FUND IS MANAGED
86	Board of Trustees
86	Investment Manager
86	Investment Management Fees
87	Investment Subadvisers
89	Portfolio Managers

101	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
101	Purchasing Shares of the Portfolios
101	Frequent Purchases or Redemptions of Portfolio Shares
102	Net Asset Value
104	Distributor

105	OTHER INFORMATION
105	Federal Income Taxes
105	Monitoring for Possible Conflicts
105	Disclosure of Portfolio Holdings
105	Redemption in Kind

106	FINANCIAL HIGHLIGHTS
106	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

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Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

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	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments.

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The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

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Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark,

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we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

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The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

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  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

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The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

25

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

26

Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

27

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

29

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

30

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

31

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

32

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

33

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

34

Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

35

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

36

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

37

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

38

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

39

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

40

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

41

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

42

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

44

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

45

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

46

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

47

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

48

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

49

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

50

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

51

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Growth Portfolio	$96	$300	$520	$1,155
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

52

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

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and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

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Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

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smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

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values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

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We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock

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indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

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  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

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SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free

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cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

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The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is,

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redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments.When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses

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but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

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  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to

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sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it

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may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

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  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors.

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ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of

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companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

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  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its

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affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST

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Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years,

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although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%

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SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison)is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007

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Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg)is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984.

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Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

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Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio

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construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

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Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

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High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and

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the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional

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Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment

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professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's

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central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

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Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers.

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Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

109

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

110

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

111

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

112

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

113

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

114

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

115

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

116

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

117

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

118

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

119

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

120

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

121

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

122

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF SVUL-1

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
11	Principal Risks
16	Introduction to Past Performance
17	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
28	Past Performance: Stock Index Portfolio through Value Portfolio
30	Fees and Expenses of the Portfolios
32	Example

33	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
33	Investment Objectives & Policies

47	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
47	Additional Investments & Strategies

51	HOW THE FUND IS MANAGED
51	Board of Trustees
51	Investment Manager
51	Investment Management Fees
51	Investment Subadvisers
53	Portfolio Managers

60	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
60	Purchasing Shares of the Portfolios
60	Frequent Purchases or Redemptions of Portfolio Shares
61	Net Asset Value
63	Distributor

64	OTHER INFORMATION
64	Federal Income Taxes
64	Monitoring for Possible Conflicts
64	Disclosure of Portfolio Holdings
64	Redemption in Kind

65	FINANCIAL HIGHLIGHTS
65	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

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	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments.

7

The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

8

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark,

9

we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

10

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

11

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

24

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

25

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

26

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Past Performance: Stock Index Portfolio through Value Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; and Value Portfolio: 0.75%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

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	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

33

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

34

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

35

smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

36

appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

38

values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

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We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

42

can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock

44

indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

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  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers

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Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and

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trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms.

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Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth

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equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

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Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since

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1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide

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research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide

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research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

68

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

69

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

70

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

71

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

72

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

73

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

74

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF PVAL-1

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP International Growth Portfolio
Equity Portfolio	SP International Value Portfolio
Flexible Managed Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
High Yield Bond Portfolio	SP PIMCO Total Return Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP Small Cap Value Portfolio
Stock Index Portfolio	SP Strategic Partners Focused Growth Portfolio
Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

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The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
15	Principal Risks
21	Introduction to Past Performance
22	Past Performance: Conservative Balanced Portfolio through Money Market Portfolio
30	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
41	Past Performance: SP Asset Allocation Portfolios
45	Fees and Expenses of the Portfolios
47	Example

48	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
48	Investment Objectives & Policies

74	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
74	Additional Investments & Strategies

78	HOW THE FUND IS MANAGED
78	Board of Trustees
78	Investment Manager
78	Investment Management Fees
79	Investment Subadvisers
81	Portfolio Managers

91	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
91	Purchasing Shares of the Portfolios
91	Frequent Purchases or Redemptions of Portfolio Shares
92	Net Asset Value
94	Distributor

95	OTHER INFORMATION
95	Federal Income Taxes
95	Monitoring for Possible Conflicts
95	Disclosure of Portfolio Holdings
95	Redemption in Kind

96	FINANCIAL HIGHLIGHTS
96	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

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Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

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	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

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  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types

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of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

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  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

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The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

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  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

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  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

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The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Money Market Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

24

Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

25

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

26

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

27

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

28

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

29

Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

30

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

31

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

32

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

33

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

35

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

37

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

38

SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

39

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

40

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

41

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

42

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

43

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

44

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

45

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

46

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Growth Portfolio	$96	$300	$520	$1,155
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

47

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

48

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

49

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

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smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

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values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

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  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but

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can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

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The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000®Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in

57

the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

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Strong Financial Condition and Profitability

  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

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Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

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  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

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Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or

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supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

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The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

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  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

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The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value

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investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRsand other similar receipts or shares to be foreign securities.

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The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest

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potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising

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opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

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AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%

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SP Growth Asset Allocation Portfolio	0.05%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM)is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December

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31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

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William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

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Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

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Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a

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portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

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Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

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Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

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SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He

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currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce

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Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of

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cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

97

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

98

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

99

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

100

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

101

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

102

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

103

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

104

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

105

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

106

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

107

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

108

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

109

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

110

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

111

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF VUL-1

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Diversified Bond Portfolio	SP Davis Value Portfolio
Equity Portfolio	SP International Growth Portfolio
Global Portfolio	SP International Value Portfolio
High Yield Bond Portfolio	SP Mid Cap Growth Portfolio
Jennison Portfolio	SP PIMCO High Yield Portfolio
Jennison 20/20 Focus Portfolio	SP PIMCO Total Return Portfolio
Money Market Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Natural Resources Portfolio	SP Small Cap Value Portfolio
Small Capitalization Stock Portfolio	SP Strategic Partners Focused Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

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The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
15	Principal Risks
21	Introduction to Past Performance
22	Past Performance: Diversified Bond Portfolio through Small Capitalization Stock Portfolio
31	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
41	Past Performance: SP Asset Allocation Portfolios
45	Fees and Expenses of the Portfolios
47	Example

48	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
48	Investment Objectives & Policies

73	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
73	Additional Investments & Strategies

77	HOW THE FUND IS MANAGED
77	Board of Trustees
77	Investment Manager
77	Investment Management Fees
78	Investment Subadvisers
80	Portfolio Managers

90	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
90	Purchasing Shares of the Portfolios
90	Frequent Purchases or Redemptions of Portfolio Shares
91	Net Asset Value
93	Distributor

94	OTHER INFORMATION
94	Federal Income Taxes
94	Monitoring for Possible Conflicts
94	Disclosure of Portfolio Holdings
94	Redemption in Kind

95	FINANCIAL HIGHLIGHTS
95	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The

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approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

7

The Portfolio is managed by Prudential Investment Management, Inc.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

8

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

9

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

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The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

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  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

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  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

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The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

21

Past Performance: Diversified Bond Portfolio through Small Capitalization Stock Portfolio

Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

23

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

24

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

25

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

26

Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	10.59%	18.13%	8.28%	N/A
Class II Shares	10.12%	17.65%	N/A	6.94%
S&P 500 Index*	5.49%	12.82%	2.76%	2.62%
Russell 1000 Index**	5.77%	13.43%	3.29%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.57%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	5.05%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

27

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

28

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

29

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

30

Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

31

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

32

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

33

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

35

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

37

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

39

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

40

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

41

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

42

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

43

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

44

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Global Portfolio	None	0.75	None	0.06	-	0.81
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Jennison 20/20 Focus Portfolio	None	0.75	None	0.07	-	0.82
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

45

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. SP International Growth Portfolio: 1.24%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

46

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Global Portfolio	$83	$259	$450	$1,002
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Jennison 20/20 Focus Portfolio	$84	$262	$455	$1,014
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Growth Portfolio	$96	$300	$520	$1,155
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Natural Resources Portfolio	$90	$281	$488	$1,084
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

47

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product

49

flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the

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sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the

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creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

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  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-

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traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

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  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

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Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

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  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

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Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or

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supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

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The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

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  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns.

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As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value

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investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRsand other similar receipts or shares to be foreign securities.

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The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest

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potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising

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opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

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AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Global Portfolio	0.75%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
SP Davis Value Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%

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SP Growth Asset Allocation Portfolio	0.05%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Diversified Bond Portfolio	Prudential Investment Management, Inc. (PIM)
Equity Portfolio	Jennison
ClearBridge Advisors, LLC
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison Associates LLC (Jennison)
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	Quantitative Management Associates LLC (QMA)
Stock Index Portfolio	QMA
SP Davis Value Portfolio	Davis Advisors
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	Pacific Investment Management Company LLC (PIMCO)
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and

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trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth

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equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

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Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed

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income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of

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investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment

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portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager

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Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

96

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

97

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

98

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

99

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

100

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

101

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

102

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

103

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

104

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

105

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

106

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

107

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

108

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

109

xtra

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

110

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF VUL-2

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Money Market Portfolio	SP Balanced Asset Allocation Portfolio
Stock Index Portfolio	SP Conservative Asset Allocation Portfolio
Value Portfolio	SP Growth Asset Allocation Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
14	Principal Risks
20	Introduction to Past Performance
21	Past Performance: Conservative Balanced Portfolio through Money Market Portfolio
29	Past Performance: Stock Index Portfolio through SP Small Cap Value Portfolio
37	Past Performance: SP Asset Allocation Portfolios
41	Fees and Expenses of the Portfolios
43	Example

44	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
44	Investment Objectives & Policies

66	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
66	Additional Investments & Strategies

70	HOW THE FUND IS MANAGED
70	Board of Trustees
70	Investment Manager
70	Investment Management Fees
71	Investment Subadvisers
72	Portfolio Managers

82	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
82	Purchasing Shares of the Portfolios
82	Frequent Purchases or Redemptions of Portfolio Shares
83	Net Asset Value
85	Distributor

86	OTHER INFORMATION
86	Federal Income Taxes
86	Monitoring for Possible Conflicts
86	Disclosure of Portfolio Holdings
86	Redemption in Kind

87	FINANCIAL HIGHLIGHTS
87	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

6

	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

7

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types

8

of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

9

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

10

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we

11

make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

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The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.  Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

20

Past Performance: Conservative Balanced Portfolio through Money Market Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

23

Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

24

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

25

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

26

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

27

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

28

Past Performance: Stock Index Portfolio through SP Small Cap Value Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

29

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

30

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

31

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

32

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

33

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

36

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of

41

each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Value Portfolio	$85	$265	$460	$1,025

43

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

44

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

45

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

46

smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

49

values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

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  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but

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can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

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The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000®Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in

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the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

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Strong Financial Condition and Profitability

  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

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  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

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SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

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  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

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The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

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  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

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The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

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AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or

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"high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge)has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset

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Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

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QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

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Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has

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managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

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John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final

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authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an

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institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa

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joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught

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Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

88

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

89

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

90

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

91

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

92

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

93

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

94

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

95

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

96

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

97

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

98

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
99

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF CVUL-3

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Flexible Managed Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: Conservative Balanced Portfolio through Flexible Managed Portfolio
14	Fees and Expenses of the Portfolios
15	Example

16	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
16	Investment Objectives & Policies

20	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
20	Additional Investments & Strategies

24	HOW THE FUND IS MANAGED
24	Board of Trustees
24	Investment Manager
24	Investment Management Fees
24	Investment Subadvisers
25	Portfolio Managers

27	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
27	Purchasing Shares of the Portfolios
27	Frequent Purchases or Redemptions of Portfolio Shares
28	Net Asset Value
30	Distributor

31	OTHER INFORMATION
31	Federal Income Taxes
31	Monitoring for Possible Conflicts
31	Disclosure of Portfolio Holdings
31	Redemption in Kind

32	FINANCIAL HIGHLIGHTS
32	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Flexible Managed Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 [Reserved]

3 [Reserved]

4 [Reserved]

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

14

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Flexible Managed Portfolio	$64	$202	$351	$786

15

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

16

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

17

appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

18

  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

19

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

20

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

21

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

22

of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

23

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Flexible Managed Portfolio	0.60%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Flexible Managed Portfolio	QMA
PIM

Descriptions of each subadviser are set out below:

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA)is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a

24

balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-

25

backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

27

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

28

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

29

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

33

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF SVAL-1

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
10	Principal Risks
15	Introduction to Past Performance
16	Past Performance: Conservative Balanced Portfolio through Money Market Portfolio
25	Past Performance: Stock Index Portfolio through Value Portfolio
27	Fees and Expenses of the Portfolios
29	Example

30	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
30	Investment Objectives & Policies

42	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
42	Additional Investments & Strategies

46	HOW THE FUND IS MANAGED
46	Board of Trustees
46	Investment Manager
46	Investment Management Fees
46	Investment Subadvisers
47	Portfolio Managers

54	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
54	Purchasing Shares of the Portfolios
54	Frequent Purchases or Redemptions of Portfolio Shares
55	Net Asset Value
57	Distributor

58	OTHER INFORMATION
58	Federal Income Taxes
58	Monitoring for Possible Conflicts
58	Disclosure of Portfolio Holdings
58	Redemption in Kind

59	FINANCIAL HIGHLIGHTS
59	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

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	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments.

7

The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

8

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

9

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

10

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

11

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Money Market Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

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Past Performance: Stock Index Portfolio through Value Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

26

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; and Value Portfolio: 0.75%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%

27

Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

28

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Value Portfolio	$85	$265	$460	$1,025

29

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

30

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

31

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

32

smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

33

appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

34

  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

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values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

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We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-

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traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

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Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)

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Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Stock Index Portfolio	QMA
Value Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

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Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

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Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

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David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price

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Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

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Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

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Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

59

	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

60

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

61

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

62

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

63

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

64

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

65

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

66

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Discovery Select Group Annuity

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
11	Principal Risks
16	Introduction to Past Performance
17	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
28	Past Performance: Stock Index Portfolio through Value Portfolio
30	Fees and Expenses of the Portfolios
32	Example

33	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
33	Investment Objectives & Policies

47	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
47	Additional Investments & Strategies

51	HOW THE FUND IS MANAGED
51	Board of Trustees
51	Investment Manager
51	Investment Management Fees
52	Investment Subadvisers
53	Portfolio Managers

60	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
60	Purchasing Shares of the Portfolios
60	Frequent Purchases or Redemptions of Portfolio Shares
61	Net Asset Value
63	Distributor

64	OTHER INFORMATION
64	Federal Income Taxes
64	Monitoring for Possible Conflicts
64	Disclosure of Portfolio Holdings
64	Redemption in Kind

65	FINANCIAL HIGHLIGHTS
65	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

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	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments.

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The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

8

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in

9

S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

10

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

11

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

12

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	10.59%	18.13%	8.28%	N/A
Class II Shares	10.12%	17.65%	N/A	6.94%
S&P 500 Index*	5.49%	12.82%	2.76%	2.62%
Russell 1000 Index**	5.77%	13.43%	3.29%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.57%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	5.05%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

25

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

26

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Past Performance: Stock Index Portfolio through Value Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Jennison 20/20 Focus Portfolio	None	0.75	None	0.07	-	0.82
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

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	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Jennison 20/20 Focus Portfolio	$84	$262	$455	$1,014
Money Market Portfolio	$44	$138	$241	$542
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Value Portfolio	$85	$265	$460	$1,025

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

33

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

34

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

35

smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

36

appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

37

  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

38

values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

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The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification,

42

quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January

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31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

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Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Money Market Portfolio	0.40%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

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T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

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Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio

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construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

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Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

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High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and

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the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

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Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

60

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

61

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

62

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

68

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

69

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

70

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

71

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

72

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

73

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

74

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Discovery Group Premier Annuity

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Equity Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
Jennison Portfolio	SP PIMCO Total Return Portfolio
Money Market Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Stock Index Portfolio	SP Small Cap Value Portfolio
Value Portfolio	SP Strategic Partners Focused Growth Portfolio
SP Davis Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP International Growth Portfolio	SP Balanced Asset Allocation Portfolio
SP International Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
13	Principal Risks
19	Introduction to Past Performance
20	Past Performance: Equity Portfolio through Money Market Portfolio
24	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
35	Past Performance: SP Asset Allocation Portfolios
39	Fees and Expenses of the Portfolios
41	Example

42	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
42	Investment Objectives & Policies

64	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
64	Additional Investments & Strategies

68	HOW THE FUND IS MANAGED
68	Board of Trustees
68	Investment Manager
68	Investment Management Fees
69	Investment Subadvisers
70	Portfolio Managers

79	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
79	Purchasing Shares of the Portfolios
79	Frequent Purchases or Redemptions of Portfolio Shares
80	Net Asset Value
82	Distributor

83	OTHER INFORMATION
83	Federal Income Taxes
83	Monitoring for Possible Conflicts
83	Disclosure of Portfolio Holdings
83	Redemption in Kind

84	FINANCIAL HIGHLIGHTS
84	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

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Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

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Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio

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invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

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The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

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Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

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We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return

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consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Equity Portfolio through Money Market Portfolio

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

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Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

26

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

27

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

28

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

29

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

30

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

31

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

32

SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

33

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

34

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

37

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

38

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Equity Portfolio	None	0.45	None	0.02	-	0.47
Global Portfolio	None	0.75	None	0.06	-	0.81
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

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Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$48	$151	$263	$591
Global Portfolio	$83	$259	$450	$1,002
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Growth Portfolio	$96	$300	$520	$1,155
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable

43

valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

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The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

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The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio

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intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

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  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

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Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

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The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from

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decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial

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institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for

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inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the

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market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital

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appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

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  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace

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is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than

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seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

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The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

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AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or

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"high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Equity Portfolio	0.45%
Global Portfolio	0.75%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Jennison Portfolio	Jennison
Money Market Portfolio	Prudential Investment Management, Inc. (PIM)
Stock Index Portfolio	Quantitative Management Associates LLC (QMA)
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein)has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions,

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private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information

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about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

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Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a

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B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

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Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for

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the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

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The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase

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Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught

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Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

80

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

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	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

88

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

89

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

90

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

91

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

92

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

93

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

94

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

95

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

97

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF SPAO

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
11	Principal Risks
16	Introduction to Past Performance
17	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
28	Past Performance: Stock Index Portfolio through Value Portfolio
30	Fees and Expenses of the Portfolios
32	Example

33	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
33	Investment Objectives & Policies

47	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
47	Additional Investments & Strategies

51	HOW THE FUND IS MANAGED
51	Board of Trustees
51	Investment Manager
51	Investment Management Fees
52	Investment Subadvisers
53	Portfolio Managers

61	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
61	Purchasing Shares of the Portfolios
61	Frequent Purchases or Redemptions of Portfolio Shares
62	Net Asset Value
64	Distributor

65	OTHER INFORMATION
65	Federal Income Taxes
65	Monitoring for Possible Conflicts
65	Disclosure of Portfolio Holdings
65	Redemption in Kind

66	FINANCIAL HIGHLIGHTS
66	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

6

	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments.

7

The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

8

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark,

9

we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

10

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

23

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

24

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

25

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

26

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Past Performance: Stock Index Portfolio through Value Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; and Value Portfolio: 0.75%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

30

	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

31

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025

32

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

33

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

34

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

35

smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

38

values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

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  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

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We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock

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indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

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  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

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T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

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Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio

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construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

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Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

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High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and

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the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional

58

Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment

59

professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

61

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

67

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

68

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

69

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

70

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

71

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

72

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

73

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Discovery Plus

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Stock Index Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
9	Principal Risks
14	Introduction to Past Performance
15	Past Performance: Conservative Balanced Portfolio through Government Income Portfolio
21	Past Performance: Stock Index Portfolio
22	Fees and Expenses of the Portfolios
24	Example

25	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
25	Investment Objectives & Policies

34	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
34	Additional Investments & Strategies

38	HOW THE FUND IS MANAGED
38	Board of Trustees
38	Investment Manager
38	Investment Management Fees
38	Investment Subadvisers
39	Portfolio Managers

44	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
44	Purchasing Shares of the Portfolios
44	Frequent Purchases or Redemptions of Portfolio Shares
45	Net Asset Value
47	Distributor

48	OTHER INFORMATION
48	Federal Income Taxes
48	Monitoring for Possible Conflicts
48	Disclosure of Portfolio Holdings
48	Redemption in Kind

49	FINANCIAL HIGHLIGHTS
49	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations

6

	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in

7

S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

8

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

9

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

10

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

11

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Government Income Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Past Performance: Stock Index Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%

1 Includes 0.15% administration fee.

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2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
Stock Index Portfolio	$38	$119	$208	$468

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

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and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

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Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as

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smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset

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values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

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  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

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The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
Stock Index Portfolio[1]	0.35%

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison Associates LLC (Jennison)

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ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
Stock Index Portfolio	QMA

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

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Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

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Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has

41

managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

42

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

44

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

45

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

46

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

50

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

51

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

52

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

53

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Medley

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Diversified Bond Portfolio	SP International Growth Portfolio
Diversified Conservative Growth Portfolio	SP Mid Cap Growth Portfolio
Equity Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Strategic Partners Focused Growth Portfolio
Jennison 20/20 Focus Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Money Market Portfolio	SP Balanced Asset Allocation Portfolio
Small Capitalization Stock Portfolio	SP Conservative Asset Allocation Portfolio
Stock Index Portfolio	SP Growth Asset Allocation Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
15	Principal Risks
21	Introduction to Past Performance
22	Past Performance: Diversified Bond Portfolio through Small Capitalization Stock Portfolio
31	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
39	Past Performance: SP Asset Allocation Portfolios
43	Fees and Expenses of the Portfolios
45	Example

46	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
46	Investment Objectives & Policies

69	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
69	Additional Investments & Strategies

73	HOW THE FUND IS MANAGED
73	Board of Trustees
73	Investment Manager
73	Investment Management Fees
74	Investment Subadvisers
76	Portfolio Managers

87	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
87	Purchasing Shares of the Portfolios
87	Frequent Purchases or Redemptions of Portfolio Shares
88	Net Asset Value
90	Distributor

91	OTHER INFORMATION
91	Federal Income Taxes
91	Monitoring for Possible Conflicts
91	Disclosure of Portfolio Holdings
91	Redemption in Kind

92	FINANCIAL HIGHLIGHTS
92	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

5

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC, Prudential Investment Management, Inc., Jennison Associates, LLC, EARNEST Partners LLC and RS Investment Management Co. LLC.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

6

  market risk

  currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital;

7

sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

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  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and

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medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Neuberger Berman Management, Inc.

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SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

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SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

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SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset

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Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Diversified Bond Portfolio through Small Capitalization Stock Portfolio

Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Conservative Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	5.91%	10.05%	6.14%
S&P 500 Index*	5.49%	12.82%	2.76%
Diversified Conservative Growth Custom Blended Index**	6.38%	8.15%	5.29%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average***	6.14%	9.78%	4.60%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Lehman Brothers Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	10.59%	18.13%	8.28%	N/A
Class II Shares	10.12%	17.65%	N/A	6.94%
S&P 500 Index*	5.49%	12.82%	2.76%	2.62%
Russell 1000 Index**	5.77%	13.43%	3.29%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.57%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	5.05%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

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Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

31

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

32

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

33

SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

34

SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

36

SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

37

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

38

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

39

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

40

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

41

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

42

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Diversified Conservative Growth Portfolio	None	0.75	None	0.39	-	1.14
Equity Portfolio	None	0.45	None	0.02	-	0.47
Global Portfolio	None	0.75	None	0.06	-	0.81
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Jennison 20/20 Focus Portfolio	None	0.75	None	0.07	-	0.82
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees

43

and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	$45	$141	$246	$555
Diversified Conservative Growth Portfolio	$116	$362	$628	$1,386
Equity Portfolio	$48	$151	$263	$591
Global Portfolio	$83	$259	$450	$1,002
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Jennison 20/20 Focus Portfolio	$84	$262	$455	$1,014
Money Market Portfolio	$44	$138	$241	$542
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP International Growth Portfolio	$96	$300	$520	$1,155
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio's total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio's benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio's assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, corporate debt obligations of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans,

47

and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. The Portfolio may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to PIMCO's segment, foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the total assets of the segment. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

Diversified Conservative Growth Portfolio: Asset Allocation
Asset Class & Allocation Percentage	Subadviser	Investment Style
Fixed Income — 40% of Portfolio Assets	Pacific Investment Management Company LLC (PIMCO)	Mostly high-quality debt instruments
Fixed Income — 20% of Portfolio Assets	Prudential Investment Management, Inc.	High-yield debt, including junk bonds and emerging market debt
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Growth-oriented, focusing on large-cap stocks
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Value-oriented, focusing on large-cap stocks
Equities — 5% of Portfolio Assets	EARNEST Partners LLC	Value-oriented, focusing on small-cap and mid-cap stocks
Equities — 5% of Portfolio Assets	RS Investment Management Co. LLC	Growth-oriented, focusing on small-cap and mid-cap stocks

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities, including CLOs and CBOs. No more than 5% of the Portfolio's assets may be invested in CDOs, CLOs and CBOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

  Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

  Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

  Invest in delayed delivery and when-issued securities.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Convertible debt .

  Debt from emerging markets.

  Event-linked bonds.

48

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls .

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Long and short credit default swaps .

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

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The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not

50

consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

51

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

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The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification,

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quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January

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31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

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Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the

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sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

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As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to

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investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so

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(including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio

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will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through

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GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than

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investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

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  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

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  the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP

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Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate

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obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Diversified Bond Portfolio	0.40%
Diversified Conservative Growth Portfolio	0.75%
Equity Portfolio	0.45%
Global Portfolio	0.75%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Money Market Portfolio	0.40%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP International Growth Portfolio	0.85%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%

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1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Diversified Bond Portfolio	Prudential Investment Management, Inc. (PIM)
Diversified Conservative Growth Portfolio	Jennison Associates LLC (Jennison)
EARNEST Partners LLC
Pacific Investment Management Company LLC (PIMCO)
RS Investment Management Co. LLC
PIM
Equity Portfolio	Jennison
ClearBridge Advisors, LLC
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Small Capitalization Stock Portfolio	Quantitative Management Associates LLC (QMA)
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2007, managed approximately $23 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management Co. LLC (RS Investments) offers growth, value, and core equity strategies as well as subadvised fixed income and international capabilities. As of December 31, 2007, the firm managed approximately $18.1 billion. Today, RS Investments is an independent subsidiary of Guardian Investor Services LLC, with RS employees retaining a substantial minority stake in the firm. The firm was founded in 1986 and has offices at 388 Market Street, San Francisco California, and in New York.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and

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trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Chris Dialynas of PIMCO is responsible for the day-to-day management of the core fixed-income segment of the Portfolio. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

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High Yield Bond Segment

The portfolio managers on the High Yield Team of Prudential Fixed Income Management, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See "High Yield Bond Portfolio" below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia Universityin 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio

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managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

William J. Wolfenden III is a principal of RS Investments and has managed the RS Smaller Company Growth Fund and related separate accounts since joining the firm in April 2001. Previously, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Prior to that, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Bill holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

D. Scott Tracy is a co-portfolio manager and an analyst in the RS Growth Group and a vice president at RS Investments. He has been a co-portfolio manager of the RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team

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members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital

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Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer

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of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined

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Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio

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holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of

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2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

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Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

91

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

92

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06		$11.67		$11.28	$10.63	$9.17

Income From Investment Operations:
Net investment income	.45		.39		.34	.26	.32
Net realized and unrealized gain on investments	.26		.43		.39	.72	1.58

Total from investment operations	.71		.82		.73	.98	1.90

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.34)	(.33)	(.44)
Distributions	(.93)		(.43)		—	—	—

Total distributions	(.93)		(.43)		(.34)	(.33)	(.44)

Net Asset Value, end of year	$11.84		$12.06		$11.67	$11.28	$10.63

Total Return(a)	5.91%		6.92%		7.04%	9.56%	21.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.2		$139.8		$151.4	$167.0	$169.6
Ratios to average net assets(c):
Expenses	1.14	%(b)	.99	%(b)	.95%	.97%	.98%
Net investment income	3.16%		3.03%		2.75%	2.29%	2.93%
Portfolio turnover rate	322%		286%		304%	186%	224%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(b)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.01% and .98% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

93

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

94

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

95

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

96

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

97

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

98

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

99

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

100

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

101

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

102

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

103

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

104

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

105

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

106

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Discovery Select/Discovery Choice

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio	Stock Index Portfolio
Diversified Bond Portfolio	Value Portfolio
Diversified Conservative Growth Portfolio	SP Davis Value Portfolio
Equity Portfolio	SP International Value Portfolio
Flexible Managed Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Government Income Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Strategic Partners Focused Growth Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
16	Principal Risks
21	Introduction to Past Performance
22	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
35	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
44	Fees and Expenses of the Portfolios
46	Example

47	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
47	Investment Objectives & Policies

73	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
73	Additional Investments & Strategies

77	HOW THE FUND IS MANAGED
77	Board of Trustees
77	Investment Manager
77	Investment Management Fees
78	Investment Subadvisers
80	Portfolio Managers

93	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
93	Purchasing Shares of the Portfolios
93	Frequent Purchases or Redemptions of Portfolio Shares
94	Net Asset Value
96	Distributor

97	OTHER INFORMATION
97	Federal Income Taxes
97	Monitoring for Possible Conflicts
97	Disclosure of Portfolio Holdings
97	Redemption in Kind

98	FINANCIAL HIGHLIGHTS
98	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

5

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC, Prudential Investment Management, Inc., Jennison Associates, LLC, EARNEST Partners LLC and RS Investment Management Co. LLC.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

6

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

7

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

Investment Objective: long-term growth of capital.

8

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

9

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is managed by Prudential Investment Management, Inc.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

The Portfolio is managed by Quantitative Management Associates LLC.

10

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  market risk

The Portfolio is managed by Quantitative Management Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000®Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if

11

they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  foreign investment risk

  management risk

  market risk

The Portfolio is managed by Davis Advisors.

SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derviatives risk

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  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Neuberger Berman Management, Inc.

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

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  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

21

Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

23

Diversified Conservative Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	5.91%	10.05%	6.14%
S&P 500 Index*	5.49%	12.82%	2.76%
Diversified Conservative Growth Custom Blended Index**	6.38%	8.15%	5.29%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average***	6.14%	9.78%	4.60%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Lehman Brothers Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

24

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

25

Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

26

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

27

Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%

*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

29

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

30

Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	10.59%	18.13%	8.28%	N/A
Class II Shares	10.12%	17.65%	N/A	6.94%
S&P 500 Index*	5.49%	12.82%	2.76%	2.62%
Russell 1000 Index**	5.77%	13.43%	3.29%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.57%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	5.05%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

31

Money Market Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25 , 2007, based on the iMoneyNet Prime Retail Universe.

32

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

33

Small Capitalization Stock Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%

*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

34

Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio

Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

35

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

36

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

37

SP International Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

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SP PIMCO Total Return Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%

*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

41

SP Small Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%

*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

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SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Diversified Conservative Growth Portfolio	None	0.75	None	0.39	-	1.14
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Jennison 20/20 Focus Portfolio	None	0.75	None	0.07	-	0.82
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 [Reserved]

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of

44

each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

45

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Diversified Conservative Growth Portfolio	$116	$362	$628	$1,386
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Jennison 20/20 Focus Portfolio	$84	$262	$455	$1,014
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

46

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

47

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements . The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

48

Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio's total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio's benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio's assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, corporate debt obligations of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans, and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. The Portfolio may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to PIMCO's segment, foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the total assets of the segment. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

Diversified Conservative Growth Portfolio: Asset Allocation
Asset Class & Allocation Percentage	Subadviser	Investment Style
Fixed Income — 40% of Portfolio Assets	Pacific Investment Management Company LLC (PIMCO)	Mostly high-quality debt instruments
Fixed Income — 20% of Portfolio Assets	Prudential Investment Management, Inc.	High-yield debt, including junk bonds and emerging market debt
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Growth-oriented, focusing on large-cap stocks
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Value-oriented, focusing on large-cap stocks
Equities — 5% of Portfolio Assets	EARNEST Partners LLC	Value-oriented, focusing on small-cap and mid-cap stocks
Equities — 5% of Portfolio Assets	RS Investment Management Co. LLC	Growth-oriented, focusing on small-cap and mid-cap stocks

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped

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securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities, including CLOs and CBOs. No more than 5% of the Portfolio's assets may be invested in CDOs, CLOs and CBOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

  Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

  Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

  Invest in delayed delivery and when-issued securities.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Convertible debt .

  Debt from emerging markets.

  Event-linked bonds.

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls .

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Long and short credit default swaps .

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position,

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improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation

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Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase agreements . The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among

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the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

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  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps .

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in

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higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also

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invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants

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and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to

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money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These

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holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

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  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box . No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies

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that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

Strategic Positioning for the Long Term

  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Substantial Investments in securities that are principally engaged in the financial services sector .

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the

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Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Convertible securities.

  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts .

  Forward foreign currency exchange contracts .

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements .

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or

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change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock .

  Debt from emerging markets.

  Forward foreign currency exchange contracts .

  Event-linked bonds.

  Convertible debt and convertible preferred stock .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis , and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements .

  Dollar rolls .

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

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The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts .

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock .

  Swaps .

  Repurchase agreements .

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

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The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each

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investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

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The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Diversified Conservative Growth Portfolio	0.75%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%

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1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Diversified Conservative Growth Portfolio	Jennison Associates LLC (Jennison)
EARNEST Partners LLC
Pacific Investment Management Company LLC (PIMCO)
RS Investment Management Co. LLC
PIM
Equity Portfolio	Jennison
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2007, managed approximately $23 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management Co. LLC (RS Investments) offers growth, value, and core equity strategies as well as subadvised fixed income and international capabilities. As of December 31, 2007, the firm managed approximately $18.1 billion. Today, RS Investments is an independent subsidiary of Guardian Investor Services LLC, with RS employees retaining a substantial minority stake in the firm. The firm was founded in 1986 and has offices at 388 Market Street, San Francisco California, and in New York.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg)is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984.

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Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal , The Journal of Portfolio Management , The Journal of Investment Management and Award Papers in Public Utility Economics . Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

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Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Chris Dialynas of PIMCO is responsible for the day-to-day management of the core fixed-income segment of the Portfolio. Mr.

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Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on the High Yield Team of Prudential Fixed Income Management, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See "High Yield Bond Portfolio" below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia Universityin 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997,

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Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

William J. Wolfenden III is a principal of RS Investments and has managed the RS Smaller Company Growth Fund and related separate accounts since joining the firm in April 2001. Previously, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Prior to that, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Bill holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

D. Scott Tracy is a co-portfolio manager and an analyst in the RS Growth Group and a vice president at RS Investments. He has been a co-portfolio manager of the RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset

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management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial

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Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential

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Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios. . He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad

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range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

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Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

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SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

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Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager
Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of

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equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

96

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

97

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

98

	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

99

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06		$11.67		$11.28	$10.63	$9.17

Income From Investment Operations:
Net investment income	.45		.39		.34	.26	.32
Net realized and unrealized gain on investments	.26		.43		.39	.72	1.58

Total from investment operations	.71		.82		.73	.98	1.90

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.34)	(.33)	(.44)
Distributions	(.93)		(.43)		—	—	—

Total distributions	(.93)		(.43)		(.34)	(.33)	(.44)

Net Asset Value, end of year	$11.84		$12.06		$11.67	$11.28	$10.63

Total Return(a)	5.91%		6.92%		7.04%	9.56%	21.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.2		$139.8		$151.4	$167.0	$169.6
Ratios to average net assets(c):
Expenses	1.14	%(b)	.99	%(b)	.95%	.97%	.98%
Net investment income	3.16%		3.03%		2.75%	2.29%	2.93%
Portfolio turnover rate	322%		286%		304%	186%	224%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(b)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.01% and .98% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

100

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

101

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

102

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

103

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

104

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

105

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

106

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

107

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

108

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

109

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

110

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

111

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

113

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

114

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Magnastar

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Diversified Bond Portfolio	SP PIMCO High Yield Portfolio
Diversified Conservative Growth Portfolio	SP Strategic Partners Focused Growth Portfolio
Equity Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Global Portfolio	SP Balanced Asset Allocation Portfolio
High Yield Bond Portfolio	SP Conservative Asset Allocation Portfolio
Natural Resources Portfolio	SP Growth Asset Allocation Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
11	Principal Risks
17	Introduction to Past Performance
18	Past Performance: Diversified Bond Portfolio through Natural Resources Portfolio
24	Past Performance: Value Portfolio through SP Strategic Partners Focused Growth Portfolio
27	Past Performance: SP Asset Allocation Portfolios
31	Fees and Expenses of the Portfolios
33	Example

34	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
34	Investment Objectives & Policies

49	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
49	Additional Investments & Strategies

53	HOW THE FUND IS MANAGED
53	Board of Trustees
53	Investment Manager
53	Investment Management Fees
53	Investment Subadvisers
55	Portfolio Managers

63	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
63	Purchasing Shares of the Portfolios
63	Frequent Purchases or Redemptions of Portfolio Shares
64	Net Asset Value
66	Distributor

67	OTHER INFORMATION
67	Federal Income Taxes
67	Monitoring for Possible Conflicts
67	Disclosure of Portfolio Holdings
67	Redemption in Kind

68	FINANCIAL HIGHLIGHTS
68	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

5

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC, Prudential Investment Management, Inc., Jennison Associates, LLC, EARNEST Partners LLC and RS Investment Management Co. LLC.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

6

  market risk

  currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier than high-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

7

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

8

  U.S. government and agency securities risk

  Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return

9

balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: SP Asset Allocation Portfolios

"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Diversified Bond Portfolio through Natural Resources Portfolio

Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%

*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Diversified Conservative Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	5.91%	10.05%	6.14%
S&P 500 Index*	5.49%	12.82%	2.76%
Diversified Conservative Growth Custom Blended Index**	6.38%	8.15%	5.29%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average***	6.14%	9.78%	4.60%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Lehman Brothers Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

19

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

20

Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

High Yield Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%

*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

23

Past Performance: Value Portfolio through SP Strategic Partners Focused Growth Portfolio

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

24

SP PIMCO High Yield Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%

*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

25

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

26

Past Performance: SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

27

SP Balanced Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

28

SP Conservative Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

29

SP Growth Asset Allocation Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

30

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Diversified Conservative Growth Portfolio	None	0.75	None	0.39	-	1.14
Equity Portfolio	None	0.45	None	0.02	-	0.47
Global Portfolio	None	0.75	None	0.06	-	0.81
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Value Portfolio	None	0.40	None	0.03	-	0.43
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

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	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	$45	$141	$246	$555
Diversified Conservative Growth Portfolio	$116	$362	$628	$1,386
Equity Portfolio	$48	$151	$263	$591
Global Portfolio	$83	$259	$450	$1,002
High Yield Bond Portfolio	$59	$186	$324	$726
Natural Resources Portfolio	$49	$154	$269	$604
Value Portfolio	$44	$138	$241	$542
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts ; and purchase securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps .

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls . The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio's total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio's benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio's assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, corporate debt obligations of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans,

35

and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. The Portfolio may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to PIMCO's segment, foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the total assets of the segment. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

Diversified Conservative Growth Portfolio: Asset Allocation
Asset Class & Allocation Percentage	Subadviser	Investment Style
Fixed Income — 40% of Portfolio Assets	Pacific Investment Management Company LLC (PIMCO)	Mostly high-quality debt instruments
Fixed Income — 20% of Portfolio Assets	Prudential Investment Management, Inc.	High-yield debt, including junk bonds and emerging market debt
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Growth-oriented, focusing on large-cap stocks
Equities — 15% of Portfolio Assets	Jennison Associates LLC	Value-oriented, focusing on large-cap stocks
Equities — 5% of Portfolio Assets	EARNEST Partners LLC	Value-oriented, focusing on small-cap and mid-cap stocks
Equities — 5% of Portfolio Assets	RS Investment Management Co. LLC	Growth-oriented, focusing on small-cap and mid-cap stocks

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities, including CLOs and CBOs. No more than 5% of the Portfolio's assets may be invested in CDOs, CLOs and CBOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

  Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

  Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

  Invest in delayed delivery and when-issued securities.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Convertible debt .

  Debt from emerging markets.

  Event-linked bonds.

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  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls .

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Long and short credit default swaps .

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

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The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not

38

consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps . The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock .

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities .

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box .

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps .

39

  Credit-linked securities , which may be linked to one or more underlying credit default swaps.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls . The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

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  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment

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objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options , futures contracts or swaps . The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock .

  Debt from emerging markets.

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  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities .

  Short sales .

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements .

  Dollar rolls .

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps .

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size—small-, medium- and large capitalization—although its

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investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

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  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more

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heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an

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acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and floating rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For

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purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

AST Small-Cap GrowthPortfolio. The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Diversified Bond Portfolio	0.40%
Diversified Conservative Growth Portfolio	0.75%
Equity Portfolio	0.45%
Global Portfolio	0.75%
High Yield Bond Portfolio	0.55%
Natural Resources Portfolio	0.45%
Value Portfolio	0.40%
SP PIMCO High Yield Portfolio	0.60%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Diversified Bond Portfolio	Prudential Investment Management, Inc. (PIM)
Diversified Conservative Growth Portfolio	Jennison Associates LLC (Jennison)

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EARNEST Partners LLC
Pacific Investment Management Company LLC (PIMCO)
RS Investment Management Co. LLC
PIM
Equity Portfolio	Jennison
ClearBridge Advisors, LLC
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
High Yield Bond Portfolio	PIM
Natural Resources Portfolio	Jennison
Value Portfolio	Jennison
SP PIMCO High Yield Portfolio	PIMCO
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2007, managed approximately $23 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

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Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management Co. LLC (RS Investments) offers growth, value, and core equity strategies as well as subadvised fixed income and international capabilities. As of December 31, 2007, the firm managed approximately $18.1 billion. Today, RS Investments is an independent subsidiary of Guardian Investor Services LLC, with RS employees retaining a substantial minority stake in the firm. The firm was founded in 1986 and has offices at 388 Market Street, San Francisco California, and in New York.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

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Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Chris Dialynas of PIMCO is responsible for the day-to-day management of the core fixed-income segment of the Portfolio. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on the High Yield Team of Prudential Fixed Income Management, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See "High Yield Bond Portfolio" below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia Universityin 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005.

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He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

William J. Wolfenden III is a principal of RS Investments and has managed the RS Smaller Company Growth Fund and related separate accounts since joining the firm in April 2001. Previously, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Prior to that, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Bill holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

D. Scott Tracy is a co-portfolio manager and an analyst in the RS Growth Group and a vice president at RS Investments. He has been a co-portfolio manager of the RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio

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managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income,

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International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton

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and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

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The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

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Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

63

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

64

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

65

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06		$11.67		$11.28	$10.63	$9.17

Income From Investment Operations:
Net investment income	.45		.39		.34	.26	.32
Net realized and unrealized gain on investments	.26		.43		.39	.72	1.58

Total from investment operations	.71		.82		.73	.98	1.90

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.34)	(.33)	(.44)
Distributions	(.93)		(.43)		—	—	—

Total distributions	(.93)		(.43)		(.34)	(.33)	(.44)

Net Asset Value, end of year	$11.84		$12.06		$11.67	$11.28	$10.63

Total Return(a)	5.91%		6.92%		7.04%	9.56%	21.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.2		$139.8		$151.4	$167.0	$169.6
Ratios to average net assets(c):
Expenses	1.14	%(b)	.99	%(b)	.95%	.97%	.98%
Net investment income	3.16%		3.03%		2.75%	2.29%	2.93%
Portfolio turnover rate	322%		286%		304%	186%	224%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(b)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.01% and .98% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

71

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

72

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

73

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

74

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

75

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

76

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

77

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Prudential Benefit Funding

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

SP International Growth Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: SP International Growth Portfolio
13	Fees and Expenses of the Portfolios
14	Example

15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
15	Investment Objectives & Policies

17	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
17	Additional Investments & Strategies

21	HOW THE FUND IS MANAGED
21	Board of Trustees
21	Investment Manager
21	Investment Management Fees
21	Investment Subadvisers
22	Portfolio Managers

23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
23	Purchasing Shares of the Portfolios
23	Frequent Purchases or Redemptions of Portfolio Shares
24	Net Asset Value
26	Distributor

27	OTHER INFORMATION
27	Federal Income Taxes
27	Monitoring for Possible Conflicts
27	Disclosure of Portfolio Holdings
27	Redemption in Kind

28	FINANCIAL HIGHLIGHTS
28	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: SP International Growth Portfolio

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

12

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, certain Portfolios invest in shares of other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. SP International Growth Portfolio: 1.24%.

3 [Reserved]

4 [Reserved]

5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit expenses (expressed as a percentage of average daily net assets, exclusive of distribution

13

(12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. SP International Growth Portfolio: 1.24%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
SP International Growth Portfolio	$96	$300	$520	$1,155

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
SP International Growth Portfolio	$136	$425	$734	$1,613

14

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes,

15

it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

16

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

17

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

18

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

19

of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

20

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
SP International Growth Portfolio	0.85%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC

Descriptions of each subadviser are set out below:

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and

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trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Intl Growth

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison 20/20 Focus Portfolio	SP International Growth Portfolio
SP Strategic Partners Focused Growth Portfolio

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The Fund's Investment Co. Act No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Jennison 20/20 Focus Portfolio
14	Past Performance: Strategic Partners International Growth Portfolio through SP Strategic Partners Focused Growth Portfolio
16	Fees and Expenses of the Portfolios
17	Example

18	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
18	Investment Objectives & Policies

23	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
23	Additional Investments & Strategies

27	HOW THE FUND IS MANAGED
27	Board of Trustees
27	Investment Manager
27	Investment Management Fees
27	Investment Subadvisers
28	Portfolio Managers

30	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
30	Purchasing Shares of the Portfolios
30	Frequent Purchases or Redemptions of Portfolio Shares
31	Net Asset Value
33	Distributor

34	OTHER INFORMATION
34	Federal Income Taxes
34	Monitoring for Possible Conflicts
34	Disclosure of Portfolio Holdings
34	Redemption in Kind

35	FINANCIAL HIGHLIGHTS
35	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

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  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Jennison 20/20 Focus Portfolio

Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	10.12%	17.65%	6.94%
S&P 500 Index*	5.49%	12.82%	2.62%
Russell 1000 Index**	5.77%	13.43%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class II shares.

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Past Performance: Strategic Partners International Growth Portfolio through SP Strategic Partners Focused Growth Portfolio

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	19.12%	21.83%	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%

*Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	14.68%	12.42%	0.83%
S&P 500 Index**	5.49%	12.82%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	0.38%

*Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. SP International Growth Portfolio: 1.24%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

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  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

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In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This

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means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison 20/20 Focus Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP Strategic Partners Focused Growth Portfolio	0.90%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison 20/20 Focus Portfolio	Jennison Associates LLC (Jennison)
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio

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since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

30

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

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	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Allianz

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectu s. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Equity Portfolio	SP International Growth Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Equity Portfolio through Jennison Portfolio
15	Past Performance: SP International Growth Portfolio through SP Prudential U.S. Emerging Growth Portfolio
17	Fees and Expenses of the Portfolios
18	Example

19	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
19	Investment Objectives & Policies

24	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
24	Additional Investments & Strategies

28	HOW THE FUND IS MANAGED
28	Board of Trustees
28	Investment Manager
28	Investment Management Fees
28	Investment Subadvisers
29	Portfolio Managers

32	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
32	Purchasing Shares of the Portfolios
32	Frequent Purchases or Redemptions of Portfolio Shares
33	Net Asset Value
35	Distributor

36	OTHER INFORMATION
36	Federal Income Taxes
36	Monitoring for Possible Conflicts
36	Disclosure of Portfolio Holdings
36	Redemption in Kind

37	FINANCIAL HIGHLIGHTS
37	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional In formation (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally wil l increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, i f any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving so me options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their inve stments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio' s net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadv iser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political devel opments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expro priation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Equity Portfolio through Jennison Portfolio

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end re turn to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Past Performance: SP International Growth Portfolio through SP Prudential U.S. Emerging Growth Portfolio

SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	19.12%	21.83%	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%

*Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of invest ment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	16.34%	20.62%	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	5.67%

*Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. SP International Growth Portfolio: 1.24%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), ea ch subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible pref erred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain a spects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equit y and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but

20

can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and abs olute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other eq uity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock p rice to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic va luations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

21

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Grow th Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only

22

invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market ins truments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital apprec iation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investm ents: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, c onvertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of pri ncipal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weath er-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

24

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the securi ty is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans ar e privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of th e option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A RE IT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale , we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additio nal Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrumen t. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agre ement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Equity Portfolio	0.45%
Jennison Portfolio	0.60%
SP International Growth Portfolio	0.85%
SP Prudential U.S. Emerging Growth Portfolio	0.60%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC
Jennison Portfolio	Jennison
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP Prudential U.S. Emerging Growth Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison)is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007

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Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing inte rnational equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utilit y Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio

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managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a membe r of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and di scuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is sup ported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no r edemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased admini strative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and pro cedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

32

restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as U nderlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption re quests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formul as will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, th ere is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

33

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportun ities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. < br>
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP is sued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amort ized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

34

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

O ther debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency oth er than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or clo sings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statement s audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statemen t of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Genworth 1

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison Portfolio
Jennison 20/20 Focus Portfolio
Natural Resources Portfolio

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The Fund's Investment Co. Act No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Jennison Portfolio through Natural Resources Portfolio
16	Fees and Expenses of the Portfolios
17	Example

18	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
18	Investment Objectives & Policies

21	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
21	Additional Investments & Strategies

25	HOW THE FUND IS MANAGED
25	Board of Trustees
25	Investment Manager
25	Investment Management Fees
25	Investment Subadvisers
26	Portfolio Managers

28	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
28	Purchasing Shares of the Portfolios
28	Frequent Purchases or Redemptions of Portfolio Shares
29	Net Asset Value
31	Distributor

32	OTHER INFORMATION
32	Federal Income Taxes
32	Monitoring for Possible Conflicts
32	Disclosure of Portfolio Holdings
32	Redemption in Kind

33	FINANCIAL HIGHLIGHTS
33	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in

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common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

8

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

11

both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Jennison Portfolio through Natural Resources Portfolio

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	10.12%	17.65%	6.94%
S&P 500 Index*	5.49%	12.82%	2.62%
Russell 1000 Index**	5.77%	13.43%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class II shares.

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Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Natural Resources Portfolio	$90	$281	$488	$1,084

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

19

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

20

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Natural Resources Portfolio	0.45%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison Portfolio	Jennison Associates LLC (Jennison)
Jennison 20/20 Focus Portfolio	Jennison
Natural Resources Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide

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research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

30

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623
PSF Genworth 2

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: Jennison Portfolio
13	Fees and Expenses of the Portfolios
14	Example

15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
15	Investment Objectives & Policies

17	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
17	Additional Investments & Strategies

21	HOW THE FUND IS MANAGED
21	Board of Trustees
21	Investment Manager
21	Investment Management Fees
21	Investment Subadvisers
21	Portfolio Managers

23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
23	Purchasing Shares of the Portfolios
23	Frequent Purchases or Redemptions of Portfolio Shares
24	Net Asset Value
26	Distributor

27	OTHER INFORMATION
27	Federal Income Taxes
27	Monitoring for Possible Conflicts
27	Disclosure of Portfolio Holdings
27	Redemption in Kind

28	FINANCIAL HIGHLIGHTS
28	Introduction

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

6

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

9

companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

11

Past Performance: Jennison Portfolio

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison Portfolio	$104	$325	$563	$1,248

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison Portfolio	0.60%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison Portfolio	Jennison Associates LLC (Jennison)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

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Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

25

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

26

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

27

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

28

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Guardian

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison Portfolio
Jennison 20/20 Focus Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: Jennison Portfolio through Jennison 20/20 Focus Portfolio
14	Fees and Expenses of the Portfolios
15	Example

16	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
16	Investment Objectives & Policies

18	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
18	Additional Investments & Strategies

22	HOW THE FUND IS MANAGED
22	Board of Trustees
22	Investment Manager
22	Investment Management Fees
22	Investment Subadvisers
22	Portfolio Managers

24	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
24	Purchasing Shares of the Portfolios
24	Frequent Purchases or Redemptions of Portfolio Shares
25	Net Asset Value
27	Distributor

28	OTHER INFORMATION
28	Federal Income Taxes
28	Monitoring for Possible Conflicts
28	Disclosure of Portfolio Holdings
28	Redemption in Kind

29	FINANCIAL HIGHLIGHTS
29	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

6

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

7

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

8

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

9

companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

10

both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

11

Past Performance: Jennison Portfolio through Jennison 20/20 Focus Portfolio

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

12

Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	10.12%	17.65%	6.94%
S&P 500 Index*	5.49%	12.82%	2.62%
Russell 1000 Index**	5.77%	13.43%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

14

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477

15

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

16

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

17

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison Portfolio	Jennison Associates LLC (Jennison)
Jennison 20/20 Focus Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information

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about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

25

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

26

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Ohio National

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison Portfolio	Value Portfolio
Jennison 20/20 Focus Portfolio	SP International Growth Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Jennison Portfolio through Jennison 20/20 Focus Portfolio
15	Past Performance: Value Portfolio through SP International Growth Portfolio
17	Fees and Expenses of the Portfolios
18	Example

19	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
19	Investment Objectives & Policies

24	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
24	Additional Investments & Strategies

28	HOW THE FUND IS MANAGED
28	Board of Trustees
28	Investment Manager
28	Investment Management Fees
28	Investment Subadvisers
29	Portfolio Managers

31	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
31	Purchasing Shares of the Portfolios
31	Frequent Purchases or Redemptions of Portfolio Shares
32	Net Asset Value
34	Distributor

35	OTHER INFORMATION
35	Federal Income Taxes
35	Monitoring for Possible Conflicts
35	Disclosure of Portfolio Holdings
35	Redemption in Kind

36	FINANCIAL HIGHLIGHTS
36	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset

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value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

7

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

9

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Jennison Portfolio through Jennison 20/20 Focus Portfolio

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	10.12%	17.65%	6.94%
S&P 500 Index*	5.49%	12.82%	2.62%
Russell 1000 Index**	5.77%	13.43%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class II shares.

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Past Performance: Value Portfolio through SP International Growth Portfolio

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	19.12%	21.83%	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%

*Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign

21

countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for

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S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Value Portfolio	0.40%
SP International Growth Portfolio	0.85%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison Portfolio	Jennison Associates LLC (Jennison)
Jennison 20/20 Focus Portfolio	Jennison
Value Portfolio	Jennison
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

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David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

34

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

35

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

37

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Hartford

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Equity Portfolio

2

The Fund's Investment Co. File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: Equity Portfolio
13	Fees and Expenses of the Portfolios
14	Example

15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
15	Investment Objectives & Policies

17	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
17	Additional Investments & Strategies

21	HOW THE FUND IS MANAGED
21	Board of Trustees
21	Investment Manager
21	Investment Management Fees
21	Investment Subadvisers
22	Portfolio Managers

23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
23	Purchasing Shares of the Portfolios
23	Frequent Purchases or Redemptions of Portfolio Shares
24	Net Asset Value
26	Distributor

27	OTHER INFORMATION
27	Federal Income Taxes
27	Monitoring for Possible Conflicts
27	Disclosure of Portfolio Holdings
27	Redemption in Kind

28	FINANCIAL HIGHLIGHTS
28	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

6

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

8

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Equity Portfolio

Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Equity Portfolio	0.45%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Equity Portfolio	Jennison Associates LLC (Jennison)
ClearBridge Advisors, LLC

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

25

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Charles Schwab

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison Portfolio	SP International Growth Portfolio
Value Portfolio	SP Prudential U.S. Emerging Growth Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Jennison Portfolio
14	Past Performance: Value Portfolio through SP Prudential U.S. Emerging Growth Portfolio
17	Fees and Expenses of the Portfolios
18	Example

19	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
19	Investment Objectives & Policies

24	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
24	Additional Investments & Strategies

28	HOW THE FUND IS MANAGED
28	Board of Trustees
28	Investment Manager
28	Investment Management Fees
28	Investment Subadvisers
29	Portfolio Managers

31	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
31	Purchasing Shares of the Portfolios
31	Frequent Purchases or Redemptions of Portfolio Shares
32	Net Asset Value
34	Distributor

35	OTHER INFORMATION
35	Federal Income Taxes
35	Monitoring for Possible Conflicts
35	Disclosure of Portfolio Holdings
35	Redemption in Kind

36	FINANCIAL HIGHLIGHTS
36	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio

5

invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

The Portfolio is managed by Jennison Associates LLC.

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

7

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

8

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

9

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

10

companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

11

both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Jennison Portfolio

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Past Performance: Value Portfolio through SP Prudential U.S. Emerging Growth Portfolio

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class II shares.

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SP International Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	19.12%	21.83%	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%

*Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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SP Prudential U.S. Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception*
Class II Shares	16.34%	20.62%	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	5.67%

*Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison Portfolio	$104	$325	$563	$1,248
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free

21

cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell options on equity securities, stock indexes and foreign currencies .

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

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The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Repurchase agreements .

  Foreign currency forward contracts .

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities , including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

24

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison Portfolio	0.60%
Value Portfolio	0.40%
SP International Growth Portfolio	0.85%
SP Prudential U.S. Emerging Growth Portfolio	0.60%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison Portfolio	Jennison Associates LLC (Jennison)
Value Portfolio	Jennison
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP Prudential U.S. Emerging Growth Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

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Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

34

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

35

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

36

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

37

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

38

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Pacific Life

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Jennison 20/20 Focus Portfolio
Natural Resources Portfolio
Value Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
12	Introduction to Past Performance
13	Past Performance: Jennison 20/20 Focus Portfolio through Natural Resources Portfolio
15	Past Performance: Value Portfolio
16	Fees and Expenses of the Portfolios
17	Example

18	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
18	Investment Objectives & Policies

22	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
22	Additional Investments & Strategies

26	HOW THE FUND IS MANAGED
26	Board of Trustees
26	Investment Manager
26	Investment Management Fees
26	Investment Subadvisers
27	Portfolio Managers

29	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
29	Purchasing Shares of the Portfolios
29	Frequent Purchases or Redemptions of Portfolio Shares
30	Net Asset Value
32	Distributor

33	OTHER INFORMATION
33	Federal Income Taxes
33	Monitoring for Possible Conflicts
33	Disclosure of Portfolio Holdings
33	Redemption in Kind

34	FINANCIAL HIGHLIGHTS
34	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

5

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

6

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

7

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

8

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

9

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.
Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

10

companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Jennison 20/20 Focus Portfolio through Natural Resources Portfolio

Jennison 20/20 Focus Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	10.12%	17.65%	6.94%
S&P 500 Index*	5.49%	12.82%	2.62%
Russell 1000 Index**	5.77%	13.43%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	4.50%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class II shares.

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Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

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Past Performance: Value Portfolio

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the
U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

  Alternative investment strategies—including derivatives —to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

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  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales . No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

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  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) .

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's

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assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Jennison 20/20 Focus Portfolio	0.75%
Natural Resources Portfolio	0.45%
Value Portfolio	0.40%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Jennison 20/20 Focus Portfolio	Jennison Associates LLC (Jennison)
Natural Resources Portfolio	Jennison
Value Portfolio	Jennison

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank

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Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF TIAA-CREF

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Natural Resources Portfolio

2

The Fund's Investment Co. Act File No 811-03623

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
6	Principal Risks
11	Introduction to Past Performance
12	Past Performance: Natural Resources Portfolio
13	Fees and Expenses of the Portfolios
14	Example

15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
15	Investment Objectives & Policies

17	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
17	Additional Investments & Strategies

21	HOW THE FUND IS MANAGED
21	Board of Trustees
21	Investment Manager
21	Investment Management Fees
21	Investment Subadvisers
21	Portfolio Managers

23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
23	Purchasing Shares of the Portfolios
23	Frequent Purchases or Redemptions of Portfolio Shares
24	Net Asset Value
26	Distributor

27	OTHER INFORMATION
27	Federal Income Taxes
27	Monitoring for Possible Conflicts
27	Disclosure of Portfolio Holdings
27	Redemption in Kind

28	FINANCIAL HIGHLIGHTS
28	Introduction

INTRODUCTION

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

7

of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

8

portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

9

companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Natural Resources Portfolio

Natural Resources Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%

*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

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Fees and Expenses of the Portfolios

Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88

1 Includes 0.15% administration fee.

2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 [Reserved]

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Natural Resources Portfolio	$90	$281	$488	$1,084

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our

15

judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts .

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box .

  Repurchase agreements . The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

17

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

19

of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Natural Resources Portfolio	0.45%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
Natural Resources Portfolio	Jennison Associates LLC (Jennison)

Descriptions of each subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

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Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

25

instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

29

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF AXA